                                                                    EXHIBIT 28.1


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96


Deal Reference                                                               93-2A             93-2B              93-2C
                                                                       --------------     --------------     ---------------
Beginning Security Balance                                             $70,032,413.00     $80,542,331.00     $137,614,002.45
  Loans Repurchased                                                               -                  -                   -
  Scheduled Principal Distribution                                          64,521.46          76,498.81          138,291.36
  Additional Principal Distribution                                         12,650.96           2,420.93          367,040.73
  Liquidations Distribution                                                258,853.10       2,318,531.00          459,722.92
  Accelerated Prepayments                                                         -                  -                   -
  Losses                                                                          -                  -                   -
                                                                       --------------     --------------     ---------------
                                           Ending Security Balance     $69,696,387.48     $78,144,880.26     $136,648,947.44
                                                                       ==============     ==============     ===============
Interest Distribution:
Due Certificate Holders                                                $   440,451.48     $   554,681.24     $    844,477.18
Compensating Interest                                                          476.81                -                894.93
Fees:
  Trustee Fee (Tx. Com. Bk.)                                                   787.86           1,006.79            1,720.18
  Pool Insurance Premium (PMI Mtg. Ins.)                                          -                  -                   -
  Pool Insurance (GE Mort. Ins.)                                            16,947.84          23,115.65                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                    -                  -                   -
  Special Hazard Insurance (Commerce and Industry)                           3,326.54                -                   -
  Bond Manager Fee (Capstead)                                                1,108.85                -              1,720.18
  Excess Compensating Interest (Capstead)                                         -                  -                   -
  Administrative Fee (Capstead)                                              1,896.71              (0.01)           5,734.11
  Administrative Fee (Other)                                                      -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                                       -             2,409.57                 -
                                                                       --------------     --------------     ---------------
                                                       Total Fees           24,067.80          26,532.00            9,174.47
Servicing Fee                                                               23,500.84          25,169.41           35,905.64
Interest on Accelerated Prepayments                                               -                  -                   -
                                                                       --------------     --------------     ---------------
                                       Total Interest Distribution     $   488,496.93     $   606,382.65     $    890,452.22
                                                                       ==============     ==============     ===============
Loan Count                                                                        255                265                 484
Weighted Average Pass-Through Rate                                        7.555272271           7.473895         7.371681035

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96


Deal Reference                                                            93-2D            93-2E.A            93-2E.B
                                                                   ----------------    ---------------    ----------------
Beginning Security Balance                                         $ 103,644,753.97    $ 64,992,161.99    $ 158,814,135.00
  Loans Repurchased                                                             -                  -                   -
  Scheduled Principal Distribution                                       495,680.03         300,019.24          156,571.65
  Additional Principal Distribution                                      106,344.88          45,049.66           49,554.85
  Liquidations Distribution                                            1,222,113.43                -            589,153.53
  Accelerated Prepayments                                                       -                  -                   -
  Losses                                                                        -                  -                   -
                                                                   ----------------    ---------------    ----------------
                                       Ending Security Balance     $ 101,820,625.63    $ 64,647,093.09    $ 158,018,854.97
                                                                   ================    ===============    ================
Interest Distribution:
Due Certificate Holders                                            $     588,868.11    $    364,132.94    $     940,742.35
Compensating Interest                                                      2,741.77                -              2,286.10
Fees:
  Trustee Fee (Tx. Com. Bk.)                                               1,295.56             704.08            1,720.49
  Pool Insurance Premium (PMI Mtg. Ins.)                                        -            14,298.28           34,939.11
  Pool Insurance (GE Mort. Ins.)                                          16,686.81                -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  -                  -                   -
  Special Hazard Insurance (Commerce and Industry)                              -                  -                   -
  Bond Manager Fee (Capstead)                                              1,511.49             812.40            1,985.18
  Excess Compensating Interest (Capstead)                                       -                  -                   -
  Administrative Fee (Capstead)                                            3,238.97           2,301.89            5,624.92
  Administrative Fee (Other)                                                    -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                                     -                  -                   -
                                                                   ----------------    ---------------    ----------------
                                                    Total Fees            22,732.83          18,116.65           44,269.70

Servicing Fee                                                             29,720.94          18,550.88           42,564.06
Interest on Accelerated Prepayments                                             -                  -                   -
                                                                   ----------------    ---------------    ----------------
                                   Total Interest Distribution     $     644,063.65    $    400,800.47    $   1,029,862.21
                                                                   ----------------    ---------------    ----------------
Loan Count                                                                      385                241                 525

Weighted Average Pass-Through Rate                                      6.849665119           6.723265         7.125525319

                                                            Page 2 of 6

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96

Deal Reference                                                                93-2F              93-2G            93-2H.1
                                                                       ---------------     ----------------    ---------------
Beginning Security Balance                                             $ 92,623,632.00     $ 195,909,707.14    $ 83,130,925.14
  Loans Repurchased                                                                -                    -                  -
  Scheduled Principal Distribution                                           89,022.68           200,985.10          75,324.25
  Additional Principal Distribution                                          10,631.70            57,044.51          38,002.49
  Liquidations Distribution                                               1,754,675.50         1,102,717.99       1,102,892.17
  Accelerated Prepayments                                                          -                    -                  -
  Losses                                                                           -                    -                  -
                                                                       ---------------     ----------------    ---------------

                                            Ending Security Balance    $ 90,769,302.12     $ 194,548,959.54    $ 81,914,706.23
                                                                       ---------------     ----------------    ---------------
Interest Distribution:
Due Certificate Holders                                                $    636,498.90     $   1,170,686.67    $    515,850.99
Compensating Interest                                                              -               4,314.15                -
Fees:
   Trustee Fee (Tx. Com. Bk.)                                                 1,157.81             2,203.98           1,039.13
   Pool Insurance Premium (PMI Mtg. Ins.)                                    26,583.04                  -                  -
   Pool Insurance (GE Mort. Ins.)                                                  -                    -            24,440.50
   Backup for Pool Insurance (Fin. Sec. Assur.)                                    -                    -                  -
   Special Hazard Insurance (Commerce and Industry)                           2,771.05                  -                  -
   Bond Manager Fee (Capstead)                                                     -               2,448.87                -
   Excess Compensating Interest (Capstead)                                         -                    -             2,910.72
   Administrative Fee (Capstead)                                                 (0.07)            8,163.12           3,463.73
   Administrative Fee (Other)                                                      -                    -                  -
   Special Hazard Insurance (Aetna Casualty)                                       -                    -             2,154.48
                                                                       ---------------     ----------------    ---------------
                                                         Total Fees          30,511.83            12,815.97          34,008.56
Servicing Fee                                                                29,334.26            49,431.39          25,978.46
Interest on Accelerated Prepayments                                                -                    -                  -
                                                                       ---------------     ----------------    ---------------

                                        Total Interest Distribution    $    696,344.99     $   1,237,248.18    $    575,838.01
                                                                       ---------------     ----------------    ---------------

Loan Count                                                                         310                  685                290

Weighted Average Pass-Through Rate                                            7.475943          7.197198161         7.44634066

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96


Deal Reference                                                              93-2H.2          93-2I          93-2I.1
                                                                         --------------  --------------  --------------
Beginning Security Balance                                               $41,010,535.00  $54,322,031.22  $57,188,781.90
 Loans Repurchased                                                                  -               -               -
 Scheduled Principal Distribution                                             39,526.20       51,652.95       51,332.80
 Additional Principal Distribution                                             7,416.39        3,429.49        3,444.65
 Liquidations Distribution                                                 1,160,758.00      709,640.22    1,278,741.73
 Accelerated Prepayments                                                            -               -               -
 Losses                                                                             -        368,452.73             -
                                                                         --------------  --------------  --------------
                                                Ending Security Balance  $39,802,834.41  $53,188,855.83  $55,855,262.72
                                                                         ==============  ==============  ==============
Interest Distribution:
Due Certificate Holders                                                  $   282,385.72  $   338,022.28  $   352,803.17
Compensating Interest                                                               -                               -
Fees:
 Trustee Fee (Tx. Com. Bk.)                                                      512.66          678.99          714.86
 Pool Insurance Premium (PMI Mtg. Ins.)                                             -               -               -
 Pool Insurance (GE Mort. Ins.)                                               11,770.03       15,445.67       16,813.51
 Backup for Pool Insurance (Fin. Sec. Assur.)                                       -               -               -
 Special Hazard Insurance (Commerce and Industry)                                   -               -               -
 Bond Manager Fee (Capstead)                                                        -               -               -
 Excess Compensating Interest (Capstead)                                            -               -          1,148.42
 Administrative Fee (Capstead)                                                   386.83          410.78        2,382.89
 Administrative Fee (Other)                                                         -               -               -
 Special Hazard Insurance (Aetna Casualty)                                     1,226.92        1,625.10        1,482.15
                                                                         --------------  --------------  --------------
                                                            Total Fees        13,896.44       18,160.54       22,541.83

Servicing Fee                                                                 13,502.21       16,975.62       17,871.59
Interest on Accelerated Prepayments                                                 -               -               -
                                                                         --------------  --------------  --------------

                                            Total Interest Distribution  $   309,784.37  $   373,158.44  $   393,216.59
                                                                         ==============  ==============  ==============

Loan Count                                                                          133             200             219

Weighted Average Pass-Through Rate                                                                           7.40291697

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96

Deal Reference                                                     93-2I.2            1995-A             1996-A
                                                               ---------------   ----------------   ---------------
Beginning Security Balance                                     $ 64,730,909.26   $ 135,160,698.88   $ 96,010,171.30
  Loans Repurchased                                                        -                  -
  Scheduled Principal Distribution                                   55,146.86         106,571.09         86,254.19
  Additional Principal Distribution                                   6,894.19         140,734.00         10,144.12
  Liquidations Distribution                                       1,689,962.12       3,928,339.98      3,380,741.18
  Accelerated Prepayments                                                  -                  -                 -
  Losses                                                                   -                  -                 -
                                                               ---------------   ----------------   ---------------
                                      Ending Security Balance  $ 62,978,906.09   $ 130,985,053.81   $ 92,533,031.81
                                                               ---------------   ----------------   ---------------
Interest Distribution:
Due Certificate Holders                                        $    400,872.02   $     826,642.34   $    587,241.47
Compensating Interest                                                      -                  -                 -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                            809.14           1,126.34          1,200.13
  Pool Insurance Premium (PMI Mtg. Ins.)                             18,680.26                -                 -
  Pool Insurance (GE Mort. Ins.)                                           -            50,685.26         27,650.93
  Backup for Pool Insurance (Fin. Sec. Assur.)                        2,965.47                -                 -
  Special Hazard Insurance (Commerce and Industry)                         -                  -                 -
  Bond Manager Fee (Capstead)                                              -                  -                 -
  Excess Compensating Interest (Capstead)                             4,047.08           7,889.60          6,675.58
  Administrative Fee (Capstead)                                       2,697.05           3,731.14          4,000.40
  Administrative Fee (Other)                                               -                  -                 -
  Special Hazard Insurance (Aetna Casualty)                           1,936.54           3,097.43          2,200.24
                                                               ---------------   ----------------   ---------------
                                                  Total Fees         31,135.54          66,529.77         41,727.28
Servicing Fee                                                        20,228.35          42,237.80         26,776.03
Interest on Accelerated Prepayments                                        -                  -                 -
                                  Total Interest Distribution  $    452,235.91   $     935,409.91   $    655,744.78
                                                               ---------------   ----------------   ---------------
Loan Count                                                                  244                573               328
Weighted Average Pass-Through Rate                                  7.431479482        7.339195611       7.339740722

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-July-96


Deal Reference                                        1996-B
                                                -----------------
Beginning Security Balance                      $  201,470,563.48
  Loans Repurchased                                           -
  Scheduled Principal Distribution                     175,226.27
  Additional Principal Distribution                      9,666.21
  Liquidations Distribution                          6,644,049.49
  Accelerated Prepayments                                     -
  Losses                                                      -
                                                -----------------
                       Ending Security Balance  $  194,641,621.51
                                                =================
Interest Distribution:
Due Certificate Holders                         $    1,229,046.33
Compensating Interest                                         -
Fees:
  Trustee Fee (Tx. Com. Bk.)                             2,518.38
  Pool Insurance Premium (PMI Mtg. Ins.)                54,447.42
  Pool Insurance (GE Mort. Ins.)                              -
  Backup for Pool Insurance (Fin. Sec. Assur.)           4,558.92
  Special Hazard Insurance (Commerce and Industry)            -
  Bond Manager Fee (Capstead)                                 -
  Excess Compensating Interest (Capstead)               17,258.29
  Administrative Fee (Capstead)                          8,394.61
  Administrative Fee (Other)                                  -
  Special Hazard Insurance (Aetna Casualty)              5,825.86
                                                -----------------
                                    Total Fees          93,003.48
Servicing Fee                                           58,561.96
Interest on Accelerated Prepayments                           -
                   Total Interest Distribution    $  1,380,611.77
                                                =================
Loan Count                                                    657
Weighted Average Pass-Through Rate                       7.320452